UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

Cardiovascular Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Campus Drive

St. Paul, Minnesota 55112-3495

(Address of Principal Executive Offices and Zip Code)

(651) 259-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On November 13, 2013, Cardiovascular Systems, Inc. (the “Company”), issued to Partners for Growth III, L.P. (“PFG”) an aggregate of 72,784 shares of common stock as a result of PFG’s election to convert $1,150,000 of a $1,500,000 loan to the Company into shares of the Company’s common stock at a conversion price of $15.80 per share and in accordance with the conversion terms set forth in the note for the loan. The Company issued the conversion shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). PFG represented that it is an accredited investor.

Since the Company’s last disclosure of unregistered sales of equity securities contained in its Form 8-K filed with the Securities and Exchange Commission on November 1, 2013, the Company has issued an aggregate of 245,196 shares of common stock pursuant to the cashless exercise of twelve unregistered warrants to acquire an aggregate of 349,620 shares of common stock. The issuances of these shares were exempt from registration by virtue of Section 3(a)(9) of the Securities Act. The exercises occurred as follows:

•	On November 4, 2013, 913 shares were issued at an exercise price of $8.83 per share.

•	On November 5, 2013, 3,914 shares were issued at an exercise price of $8.83 per share.

•	On November 6, 2013, 3,311 shares were issued at an exercise price of $8.83 per share.

•	On November 7, 2013, 213,104 shares were issued at an exercise price of $8.83 per share.

•	On November 11, 2013, 1,362 shares were issued at an exercise price of $8.83 per share.

•	On November 12, 2013, 2,318 shares were issued at an exercise price of $8.83 per share.

•	On November 14, 2013, 20,274 shares were issued at an exercise price of $8.83 per share.

Additionally, since the Company’s last disclosure of unregistered sales of equity securities contained in its Form 8-K filed with the Securities and Exchange Commission on November 1, 2013, the Company has issued an aggregate of 24,251 shares of common stock pursuant to the cash exercise of three unregistered warrants. The Company issued the shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act. The warrant holders represented that they are accredited investors. The exercises occurred as follows:

•	On November 6, 2013, 403 shares were issued at an exercise price of $8.83 per share.

•	On November 7, 2013, 23,848 shares were issued at an exercise price of $8.83 per share.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2013 Annual Meeting of Stockholders on November 13, 2013. Set forth below is a brief description of each matter voted upon at the meeting and the voting results with respect to each matter.

1.	A proposal to elect Class II directors to hold office until the fiscal 2016 Annual Meeting of Stockholders:

Class I Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Brent G. Blackey	13,279,497	47,994	6,025,396
Scott Ward	13,279,797	47,694	6,025,396
Leslie L. Trigg	13,163,927	163,564	6,025,396

2.	A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2014:

For	Against	Abstain	Broker Non-Votes
19,286,846	65,311	730	0

3.	A proposal to cast a non-binding advisory vote on the compensation paid to the Company’s named executive officers in fiscal 2013:

For	Against	Abstain	Broker Non-Votes
12,868,874	333,606	125,011	6,025,396

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2013

CARDIOVASCULAR SYSTEMS, INC.

By:	/s/ Laurence L. Betterley
Laurence L. Betterley
Chief Financial Officer